Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF KENTUCKY
ASHLAND

IN RE: KENTUCKY ELECTRIC STEEL, INC. DEBTOR(S)	CASE NO. 03-10078

MONTHLY OPERATING REPORT

For the Period from February 6, 2003 to February 28, 2003

A. Statement of Receipts and Disbursements

Beginning Balance:     $    337,575.19

RECEIPTS:

DATE	SOURCE	AMOUNT
2/7/2003	Bucyrus Blades Incorporated	$36,610.80
2/7/2003	Bushwick Iron & Steel Co Inc	10,959.91
2/7/2003	J Allan Steel Company	7,382.23
2/7/2003	J Allan Steel Company	7,882.83
2/7/2003	J Allan Steel Company	8,041.95
2/7/2003	J Allan Steel Company	1,649.65
2/7/2003	J Allan Steel Company	6,506.13
2/7/2003	J Allan Steel Company	1,904.55
2/7/2003	J Allan Steel Company	5,809.20
2/7/2003	J Allan Steel Company	6,404.17
2/7/2003	Norfolk Iron & Metal Company	1,695.55
2/7/2003	Norfolk Iron & Metal Company	7,326.37
2/7/2003	Norfolk Iron & Metal Company	3,627.94
2/7/2003	Norfolk Iron & Metal Company	1,829.89
2/7/2003	Norfolk Iron & Metal Company	6,938.18
2/7/2003	Norfolk Iron & Metal Company	9,251.47
2/7/2003	Norfolk Iron & Metal Company	5,611.07
2/7/2003	Norfolk Iron & Metal Company	2,010.20
2/7/2003	Portec Inc. Rmp Div.	12,762.75
2/7/2003	Ryerson Tull	61,300.59
2/7/2003	Suspensiones Dsp,Sa De Cv	35,814.25
2/7/2003	Suspensiones Dsp,Sa De Cv	34,717.90
2/7/2003	Suspensiones Dsp,Sa De Cv	38,635.32
2/7/2003	Suspensiones Dsp,Sa De Cv	21,933.21
2/7/2003	Suspensiones Dsp,Sa De Cv	33,243.79
2/7/2003	Suspensiones Dsp,Sa De Cv	8,926.20
2/7/2003	Suspensiones Dsp,Sa De Cv	34,234.76
2/7/2003	Valley Blades Limited	8,253.44
2/10/2003	Acier Leroux	4,531.80
2/10/2003	Acier Leroux	2,861.10
2/10/2003	Acier Leroux	807.84
2/10/2003	Acier Leroux	2,887.30
2/10/2003	Acier Leroux	3,035.52
2/10/2003	Acier Leroux	5,774.59
2/10/2003	Acier Leroux	734.40
2/10/2003	Acier Leroux	807.84
2/10/2003	Acier Leroux	5,774.59
2/10/2003	Acier Leroux	538.56
2/10/2003	Acier Leroux	3,609.12
2/10/2003	Acier Leroux	2,180.97
2/10/2003	Boyd Metals Of Fort Smith, Inc.	8,223.34
2/10/2003	Boyd Metals Of Fort Smith, Inc.	39.94
2/10/2003	Boyd Metals Of Fort Smith, Inc.	39.94
2/10/2003	Boyd Metals Of Fort Smith, Inc.	39.94
2/10/2003	Ceco Buildings - Midwest	2,618.38
2/10/2003	Ceco Buildings - Midwest	3,059.02
2/10/2003	Ceco Buildings - Midwest	6,372.96
2/10/2003	Ceco Buildings - Midwest	1,529.51
2/10/2003	Ceco Buildings - Midwest	3,107.98
2/10/2003	Ceco Buildings - Midwest	1,013.07
2/10/2003	Consumer Steel Products Co	973.15
2/10/2003	Consumer Steel Products Co	1,335.74
2/10/2003	Consumer Steel Products Co	3,963.18
2/10/2003	Consumer Steel Products Co	2,631.45
2/10/2003	Crown Equipment Corp.	748.32
2/10/2003	Crown Equipment Corp.	5,927.90
2/10/2003	Linale Mfg	1,718.46
2/10/2003	Linale Mfg	4,788.45
2/10/2003	Linale Mfg	1,919.24
2/10/2003	Rexnord Corporation	3,703.10
2/10/2003	Suspensiones Dsp,Sa De Cv	9,132.64
2/10/2003	Suspensiones Dsp,Sa De Cv	7,783.43
2/10/2003	Suspensiones Dsp,Sa De Cv	7,597.04
2/10/2003	Suspensiones Dsp,Sa De Cv	17,955.92
2/10/2003	Suspensiones Dsp,Sa De Cv	10,993.61
2/10/2003	Suspensiones Dsp,Sa De Cv	33,036.13
2/10/2003	Valk Manufacturing Co	7,764.17
2/10/2003	Vanguard Steel Ltd.	7,062.24
2/10/2003	Vanguard Steel Ltd.	4,052.83
2/10/2003	Vanguard Steel Ltd.	6,830.67
2/10/2003	Vanguard Steel Ltd.	3,397.42
2/10/2003	Vanguard Steel Ltd.	2,827.03
2/10/2003	West Central Steel Inc	2,634.88
2/10/2003	West Central Steel Inc	7,836.44
2/13/2003	Associated Steel Co	10,003.14
2/13/2003	Associated Steel Co	3,827.79
2/13/2003	Boss Precision Ltd	8,038.98
2/13/2003	Bucyrus Blades Incorporated	5,782.05
2/13/2003	Bucyrus Blades Incorporated	5,725.45
2/13/2003	Bucyrus Blades Incorporated	7,079.46
2/13/2003	Bucyrus Blades Incorporated	5,725.75
2/13/2003	Bucyrus Blades Incorporated	5,829.37
2/13/2003	Bucyrus Blades Incorporated	5,885.67
2/13/2003	Cabell Huntington	326.24
2/13/2003	Cascade Corporation	12,276.23
2/13/2003	Cascade Corporation	11,366.88
2/13/2003	Ceco Buildings - Southern	3,490.44
2/13/2003	Ceco Buildings - Southern	3,192.60
2/13/2003	Ceco Buildings - Southern	1,532.45
2/13/2003	Ceco Buildings - Southern	7,407.10
2/13/2003	Charles Hanebuth	50.00
2/13/2003	Earle M Jorgensen Co (Emj)	1,804.66
2/13/2003	Earle M Jorgensen Co (Emj)	1,211.27
2/13/2003	Earle M Jorgensen Co (Emj)	2,044.42
2/13/2003	Earle M Jorgensen Co (Emj)	864.30
2/13/2003	Earle M Jorgensen Co (Emj)	2,172.98
2/13/2003	Fontaine Trailer Company	16,279.20
2/13/2003	Hendrickson Spring	7,686.58
2/13/2003	Hendrickson Spring	7,879.20
2/13/2003	Hendrickson Spring	7,715.05
2/13/2003	Industrias Montacargas,S.A. De	719.78
2/13/2003	Industrias Montacargas,S.A. De	13,521.55
2/13/2003	Industrias Montacargas,S.A. De	5,822.42
2/13/2003	Industrias Montacargas,S.A. De	7,511.97
2/13/2003	Niagara Cold Drawn Corp	3,261.60
2/13/2003	Niagara Cold Drawn Corp	4,862.05
2/13/2003	Niagara Cold Drawn Corp	3,748.36
2/13/2003	Niagara Cold Drawn Corp	12,890.83
2/13/2003	Niagara Cold Drawn Corp	1,722.00
2/13/2003	Niagara Cold Drawn Corp	12,930.06
2/13/2003	Niagara Cold Drawn Corp	499.28
2/13/2003	Niagara Cold Drawn Corp	13,824.54
2/13/2003	Niagara Cold Drawn Corp	2,925.11
2/13/2003	Niagara Cold Drawn Corp	7,922.56
2/13/2003	Niagara Cold Drawn Corp	7,997.80
2/13/2003	Niagara Cold Drawn Corp	7,922.56
2/13/2003	Niagara Cold Drawn Corp	8,057.89
2/13/2003	Niagara Cold Drawn Corp	15,511.54
2/13/2003	Niagara Cold Drawn Corp	15,502.37
2/13/2003	Niagara Cold Drawn Corp	7,793.00
2/13/2003	Niagara Cold Drawn Corp	8,398.76
2/13/2003	Niagara Cold Drawn Corp	8,190.36
2/13/2003	Niagara Cold Drawn Corp	8,861.16
2/13/2003	Niagara Cold Drawn Corp	4,295.62
2/13/2003	Niagara Cold Drawn Corp	3,466.47
2/13/2003	Niagara Cold Drawn Corp	5,234.34
2/13/2003	Niagara Cold Drawn Corp	6,360.17
2/13/2003	Niagara Cold Drawn Corp	8,009.95
2/13/2003	Niagara Cold Drawn Corp	1,584.52
2/13/2003	Niagara Cold Drawn Corp	7,213.14
2/13/2003	Niagara Cold Drawn Corp	3,367.11
2/13/2003	Niagara Cold Drawn Corp	9,365.81
2/13/2003	Niagara Cold Drawn Corp	7,862.77
2/13/2003	Niagara Cold Drawn Corp	8,664.81
2/13/2003	Niagara Cold Drawn Corp	3,261.11
2/13/2003	Niagara Cold Drawn Corp	2,174.13
2/13/2003	Niagara Cold Drawn Corp	1,691.31
2/13/2003	Niagara Cold Drawn Corp	1,832.69
2/13/2003	Niagara Cold Drawn Corp	3,661.61
2/13/2003	Niagara Cold Drawn Corp	6,711.33
2/13/2003	Niagara Cold Drawn Corp	7,816.88
2/13/2003	Niagara Cold Drawn Corp	6,381.46
2/13/2003	Niagara Cold Drawn Corp	1,248.91
2/13/2003	Niagara Cold Drawn Corp	3,062.04
2/13/2003	Niagara Cold Drawn Corp	5,597.97
2/13/2003	Nucor	3.80
2/13/2003	Oxford Automotive Canada Ltd	4,230.92
2/13/2003	Provident Life	3,011.44
2/13/2003	Steel Built Corp	2,965.02
2/13/2003	Steel Built Corp	4,535.75
2/13/2003	Wilshire Ins	1,345.56
2/14/2003	Alro Steel Corp	13,705.40
2/14/2003	Ameristeel Bright Bar Inc.	1,267.42
2/14/2003	Ameristeel Bright Bar Inc.	2,396.41
2/14/2003	Ameristeel Bright Bar Inc.	2,433.55
2/14/2003	Ameristeel Bright Bar Inc.	5,396.86
2/14/2003	Ameristeel Bright Bar Inc.	642.06
2/14/2003	Art Iron Inc	25,495.40
2/14/2003	Bucyrus Blades Incorporated	6,511.42
2/14/2003	Bucyrus Blades Incorporated	6,416.46
2/14/2003	Ceco Buildings - Midwest	3,699.53
2/14/2003	Ceco Buildings - Midwest	3,486.43
2/14/2003	Ceco Buildings - Midwest	6,550.85
2/14/2003	Ceco Buildings - Southern	6,514.78
2/14/2003	Ceco Buildings - Southern	19,385.71
2/14/2003	Ceco Buildings - Southern	7,907.04
2/14/2003	Crown Steel Sales Inc	2,506.68
2/14/2003	Crown Steel Sales Inc	1,909.44
2/14/2003	Crown Steel Sales Inc	4,449.55
2/14/2003	Fay Industries, Inc	6,439.33
2/14/2003	Fontaine Trailer Company	11,002.93
2/14/2003	Fontaine Trailer Company	11,002.93
2/14/2003	Fontaine Trailer Company	8,775.85
2/14/2003	Fontaine Trailer Company	11,002.93
2/14/2003	Ford Steel Co	5,568.69
2/14/2003	Ford Steel Co	5,576.92
2/14/2003	Ford Steel Co	5,543.60
2/14/2003	Ford Steel Co	2,564.36
2/14/2003	Ford Steel Co	6,321.88
2/14/2003	Ford Steel Co	12,003.91
2/14/2003	Ford Steel Co	12,919.27
2/14/2003	Ford Steel Co	12,821.84
2/14/2003	Ford Steel Co	2,564.36
2/14/2003	Ford Steel Co	10,825.82
2/14/2003	Ford Steel Co	6,421.60
2/14/2003	Ford Steel Co	12,821.84
2/14/2003	Ford Steel Co	11,219.11
2/14/2003	Ford Steel Co	11,634.45
2/14/2003	Ford Steel Co	2,057.94
2/14/2003	J Rubin & Co.	4,880.60
2/14/2003	Liebovich Steel & Aluminum Co	1,206.87
2/14/2003	Liebovich Steel & Aluminum Co	2,903.84
2/14/2003	Liebovich Steel & Aluminum Co	922.89
2/14/2003	Liebovich Steel & Aluminum Co	2,660.50
2/14/2003	Liebovich Steel & Aluminum Co	3,078.77
2/14/2003	Liebovich Steel & Aluminum Co	3,503.36
2/14/2003	Liebovich Steel & Aluminum Co	851.91
2/14/2003	Liebovich Steel & Aluminum Co	1,728.29
2/14/2003	Liebovich Steel & Aluminum Co	1,728.29
2/14/2003	Liebovich Steel & Aluminum Co	3,064.89
2/14/2003	Liebovich Steel & Aluminum Co	2,584.00
2/14/2003	Liebovich Steel & Aluminum Co	2,014.20
2/14/2003	Liebovich Steel & Aluminum Co	1,788.67
2/14/2003	Liebovich Steel & Aluminum Co	1,712.75
2/14/2003	Liebovich Steel & Aluminum Co	1,774.80
2/14/2003	Liebovich Steel & Aluminum Co	2,731.97
2/14/2003	Liebovich Steel & Aluminum Co	2,036.73
2/14/2003	Liebovich Steel & Aluminum Co	2,165.12
2/14/2003	Liebovich Steel & Aluminum Co	1,047.76
2/14/2003	Maclean Forge	8,236.26
2/14/2003	Maclean Forge	8,437.15
2/14/2003	Maclean Forge	3,374.86
2/14/2003	Maclean Forge	3,347.03
2/14/2003	Oneal Steel Inc	16,007.46
2/14/2003	Oneal Steel Inc	16,007.46
2/14/2003	Oneal Steel Inc	16,007.46
2/14/2003	Oneal Steel Inc	1,374.45
2/14/2003	Oneal Steel Inc	8,782.20
2/14/2003	Oneal Steel Inc	666.01
2/14/2003	Oneal Steel Inc	1,183.16
2/14/2003	Oneal Steel Inc	1,492.43
2/14/2003	Oneal Steel Inc	2,012.46
2/14/2003	Oneal Steel Inc	2,968.05
2/14/2003	Oneal Steel Inc	6,343.86
2/14/2003	Oneal Steel Inc	6,343.86
2/14/2003	Oneal Steel Inc	6,343.86
2/14/2003	Oneal Steel Inc	2,889.02
2/14/2003	Oneal Steel Inc	815.60
2/14/2003	Oneal Steel Inc	7,069.82
2/14/2003	Oneal Steel Inc	776.90
2/14/2003	Oneal Steel Inc	2,876.05
2/14/2003	Oneal Steel Inc	4,495.81
2/14/2003	Oneal Steel Inc	1,031.73
2/14/2003	Rexnord Industries Inc.	2,368.72
2/14/2003	Rexnord Industries Inc.	1,552.95
2/14/2003	Rexnord Industries Inc.	2,040.00
2/14/2003	Rexnord Industries Inc.	1,417.69
2/14/2003	Rexnord Industries Inc.	2,359.81
2/14/2003	Rexnord Industries Inc.	8,441.10
2/14/2003	Rexnord Industries Inc.	2,652.00
2/14/2003	Rexnord Industries Inc.	1,640.31
2/14/2003	Rexnord Industries Inc.	3,598.35
2/14/2003	Russel Metals Inc	8,633.71
2/14/2003	Ryerson Tull	49,901.69
2/14/2003	Suburban Steel Corp	5,881.88
2/14/2003	Triad Metals International	5,940.04
2/14/2003	Triad Metals International	7,237.27
2/14/2003	Triad Metals International	5,452.92
2/14/2003	Triad Metals International	1,344.54
2/14/2003	Triad Metals International	972.10
2/14/2003	Triad Metals International	1,495.55
2/14/2003	Triad Metals International	3,043.01
2/14/2003	Triad Metals International	1,568.63
2/14/2003	Triad Metals International	2,183.73
2/14/2003	Triad Metals International	2,482.04
2/14/2003	Triad Metals International	1,305.57
2/14/2003	Triangle Auto Spring	2,485.65
2/14/2003	Triangle Auto Spring	4,907.31
2/14/2003	Triangle Auto Spring	7,173.04
2/14/2003	Triangle Auto Spring	3,728.47
2/14/2003	Triangle Auto Spring	3,751.11
2/14/2003	Trinity Rail Group	8,907.64
2/14/2003	Truck Fax Inc	7,798.74
2/14/2003	U.S. Tsubaki Inc.,	3,883.55
2/14/2003	U.S. Tsubaki Inc.,	5,086.89
2/14/2003	U.S. Tsubaki Inc.,	4,140.15
2/14/2003	Utility Trailer Mfg Co	11,381.44
2/14/2003	Utility Trailer Mfg Co	11,255.44
2/14/2003	West Va Steel Company	6,099.91
2/18/2003	Benjamin Steel	881.45
2/18/2003	Benjamin Steel	6,689.80
2/18/2003	Benjamin Steel	(1,651.76)
2/18/2003	Bucyrus Blades Incorporated	5,699.08
2/18/2003	Bucyrus Blades Incorporated	6,727.72
2/18/2003	Bucyrus Blades Incorporated	5,843.79
2/18/2003	Bucyrus Blades Incorporated	5,371.96
2/18/2003	Bucyrus Blades Incorporated	5,697.92
2/18/2003	Bucyrus Blades Incorporated	5,639.64
2/18/2003	Bucyrus Blades Incorporated	5,751.57
2/18/2003	Bucyrus Blades Incorporated	5,660.80
2/18/2003	Bucyrus Blades Incorporated	5,511.89
2/18/2003	Bucyrus Blades Incorporated	5,683.13
2/18/2003	Ceco Buildings - Midwest	1,310.17
2/18/2003	Ceco Buildings - Midwest	3,060.98
2/18/2003	Ceco Buildings - Midwest	1,775.29
2/18/2003	Ceco Buildings - Midwest	6,121.96
2/18/2003	Ceco Buildings - Southern	6,129.79
2/18/2003	Ceco Buildings - Southern	1,392.30
2/18/2003	Ceco Buildings - Southern	4,755.24
2/18/2003	Ceco Buildings - Southern	1,698.30
2/18/2003	Ceco Buildings - Southern	3,936.38
2/18/2003	Ceco Buildings - Southern	1,556.93
2/18/2003	Ceco Buildings - Southern	3,703.55
2/18/2003	Ceco Buildings - Southern	2,624.26
2/18/2003	Erb Roberts Inc	1,000.00
2/18/2003	Haven Steel	2,195.41
2/18/2003	Haven Steel	6,927.57
2/18/2003	Oneal Steel Inc	6,478.39
2/18/2003	Oneal Steel Inc	6,478.39
2/18/2003	Oneal Steel Inc	8,082.29
2/18/2003	R L Plesh Industries Inc	11,539.50
2/18/2003	R L Plesh Industries Inc	11,539.50
2/18/2003	Russel Metals - Bahcall Group	3,022.79
2/18/2003	Russel Metals - Bahcall Group	1,673.27
2/18/2003	Russel Metals - Bahcall Group	2,808.63
2/18/2003	Sugar Steel Corporation	9,457.79
2/18/2003	Tell Steel Inc	50,505.18
2/19/2003	Acier Leroux	1,386.18
2/19/2003	Acier Leroux	1,418.48
2/19/2003	Acier Leroux	1,711.18
2/19/2003	Acier Leroux	1,383.38
2/19/2003	Acier Leroux	901.17
2/19/2003	Acier Leroux	7,269.90
2/19/2003	Acier Leroux	628.32
2/19/2003	Acier Leroux	8,157.24
2/19/2003	Acier Leroux	7,977.87
2/19/2003	Acier Leroux Inc	3,035.52
2/19/2003	Acier Leroux Inc	3,576.71
2/19/2003	Ameristeel Bright Bar Inc.	13,871.94
2/19/2003	Ameristeel Bright Bar Inc.	13,234.03
2/19/2003	Ameristeel Bright Bar Inc.	13,889.07
2/19/2003	Art Iron Inc	9,490.10
2/19/2003	Benjamin Steel	870.11
2/19/2003	Benjamin Steel	4,138.83
2/19/2003	Benjamin Steel	868.55
2/19/2003	Benjamin Steel	1,644.76
2/19/2003	Benjamin Steel	1,324.79
2/19/2003	Benjamin Steel	1,264.15
2/19/2003	Benjamin Steel	1,185.14
2/19/2003	Benjamin Steel	691.72
2/19/2003	Benjamin Steel	909.74
2/19/2003	Benjamin Steel	3,275.21
2/19/2003	Benjamin Steel	824.43
2/19/2003	Bucyrus Blades Incorporated	6,316.73
2/19/2003	Bucyrus Blades Incorporated	6,932.41
2/19/2003	Bucyrus Blades Incorporated	8,836.83
2/19/2003	Canadian Drawn Steel Company	7,516.43
2/19/2003	Ceco Buildings - Eastern	2,663.42
2/19/2003	Ceco Buildings - Eastern	1,271.43
2/19/2003	Ceco Buildings - Eastern	1,575.48
2/19/2003	Ceco Buildings - Eastern	1,616.70
2/19/2003	Ceco Buildings - Eastern	1,331.71
2/19/2003	Ceco Buildings - Eastern	1,718.70
2/19/2003	Ceco Buildings - Eastern	1,796.83
2/19/2003	Ceco Buildings - Eastern	3,104.06
2/19/2003	Ceco Buildings - Eastern	3,233.40
2/19/2003	Ceco Buildings - Midwest	3,545.52
2/19/2003	Ceco Buildings - Midwest	1,091.81
2/19/2003	Ceco Buildings - Midwest	1,696.26
2/19/2003	Earle M Jorgensen Co	1,637.64
2/19/2003	Earle M Jorgensen Co	6,957.22
2/19/2003	Earle M Jorgensen Co (Emj)	1,419.84
2/19/2003	Earle M Jorgensen Co (Emj)	900.87
2/19/2003	Earle M Jorgensen Co (Emj)	1,742.98
2/19/2003	Earle M Jorgensen Co (Emj)	1,372.60
2/19/2003	Earle M Jorgensen Co (Emj)	4,297.79
2/19/2003	Earle M Jorgensen Co (Emj)	1,353.13
2/19/2003	Earle M Jorgensen Co (Emj)	1,352.21
2/19/2003	Earle M Jorgensen Co (Emj)	1,691.00
2/19/2003	Earle M Jorgensen Co (Emj)	3,098.76
2/19/2003	Earle M Jorgensen Co (Emj)	4,180.57
2/19/2003	Earle M Jorgenson Co (Emj)	738.81
2/19/2003	Earle M Jorgenson Co (Emj)	1,106.50
2/19/2003	Earle M Jorgenson Co (Emj)	886.17
2/19/2003	Earle M Jorgenson Co (Emj)	925.34
2/19/2003	Earle M Jorgenson Co (Emj)	1,483.49
2/19/2003	Earle M Jorgenson Co (Emj)	918.00
2/19/2003	Earle M Jorgenson Co (Emj)	753.98
2/19/2003	Earle M Jorgenson Co (Emj)	1,618.13
2/19/2003	Earle M Jorgenson Co (Emj)	789.48
2/19/2003	Earle M Jorgenson Co (Emj)	6,401.52
2/19/2003	Earle M Jorgenson Co (Emj)	718.34
2/19/2003	Farwest Steel Corp	1,235.33
2/19/2003	Farwest Steel Corp	7,105.05
2/19/2003	Farwest Steel Corp	43,386.44
2/19/2003	Farwest Steel Corp	3,249.84
2/19/2003	Fontaine Trailer Company	11,002.93
2/19/2003	Fontaine Trailer Company	10,969.82
2/19/2003	Fontaine Trailer Company	11,002.93
2/19/2003	Haven Steel	9,429.42
2/19/2003	Haven Steel	3,898.60
2/19/2003	Haven Steel	2,618.35
2/19/2003	Haven Steel	2,089.87
2/19/2003	Jorgensen Steel & Aluminum	5,355.34
2/19/2003	Jorgensen Steel & Aluminum	2,943.47
2/19/2003	Jorgensen Steel & Aluminum	1,765.50
2/19/2003	Jorgensen Steel & Aluminum	2,491.92
2/19/2003	Jorgensen Steel & Aluminum	1,471.74
2/19/2003	Jorgensen Steel & Aluminum	748.11
2/19/2003	Jorgensen Steel & Aluminum	758.87
2/19/2003	Jorgensen Steel & Aluminum	880.30
2/19/2003	Jorgensen Steel & Aluminum	846.33
2/19/2003	Jorgensen Steel & Aluminum	599.05
2/19/2003	Jorgensen Steel & Aluminum	1,211.51
2/19/2003	Jorgensen Steel & Aluminum	1,211.51
2/19/2003	Jorgensen Steel & Aluminum	1,033.59
2/19/2003	Jorgensen Steel & Aluminum	2,573.34
2/19/2003	Klein Steel Service	6,335.73
2/19/2003	Liebovich Steel & Aluminum Co	1,734.08
2/19/2003	Liebovich Steel & Aluminum Co	954.72
2/19/2003	Liebovich Steel & Aluminum Co	709.92
2/19/2003	Liebovich Steel & Aluminum Co	1,532.45
2/19/2003	Liebovich Steel & Aluminum Co	2,505.49
2/19/2003	Liebovich Steel & Aluminum Co	1,113.84
2/19/2003	Liebovich Steel & Aluminum Co	2,555.72
2/19/2003	Liebovich Steel & Aluminum Co	1,113.84
2/19/2003	Liebovich Steel & Aluminum Co	1,261.91
2/19/2003	Liebovich Steel & Aluminum Co	1,656.48
2/19/2003	Liebovich Steel & Aluminum Co	918.68
2/19/2003	Liebovich Steel & Aluminum Co	4,073.47
2/19/2003	Liebovich Steel & Aluminum Co	1,047.76
2/19/2003	Liebovich Steel & Aluminum Co	1,127.05
2/19/2003	Liebovich Steel & Aluminum Co	1,739.31
2/19/2003	Liebovich Steel & Aluminum Co	851.91
2/19/2003	Maclean Forge	8,625.94
2/19/2003	Maclean Forge	6,783.64
2/19/2003	Metals Usa - Plates And Shapes	8,313.02
2/19/2003	Midwest Metals Inc	4,683.02
2/19/2003	Midwest Metals Inc	858.55
2/19/2003	Niagara Cold Drawn Corp	5,167.67
2/19/2003	Niagara Cold Drawn Corp	5,634.98
2/19/2003	Oneal Steel Inc	823.30
2/19/2003	Oneal Steel Inc	7,288.19
2/19/2003	Oneal Steel Inc	2,382.96
2/19/2003	Oneal Steel Inc	3,470.86
2/19/2003	Oneal Steel Inc	2,304.79
2/19/2003	Rexnord Industries Inc.	1,885.10
2/19/2003	Rexnord Industries Inc.	1,915.68
2/19/2003	Rexnord Industries Inc.	1,503.07
2/19/2003	Rexnord Industries Inc.	626.72
2/19/2003	Rexnord Industries Inc.	1,033.69
2/19/2003	Rexnord Industries Inc.	2,496.96
2/19/2003	Rexnord Industries Inc.	1,326.00
2/19/2003	Rexnord Industries Inc.	2,482.00
2/19/2003	Rexnord Industries Inc.	1,552.95
2/19/2003	Rexnord Industries Inc.	1,357.76
2/19/2003	Rexnord Industries Inc.	2,271.84
2/19/2003	Rexnord Industries Inc.	2,835.39
2/19/2003	Ryerson Tull	2,331.72
2/19/2003	Ryerson Tull	2,806.88
2/19/2003	Ryerson Tull	5,386.06
2/19/2003	Ryerson Tull	3,552.06
2/19/2003	Ryerson Tull	1,441.10
2/19/2003	Ryerson Tull	2,662.33
2/19/2003	Ryerson Tull	1,184.02
2/19/2003	Ryerson Tull	4,708.98
2/19/2003	Ryerson Tull	3,531.00
2/19/2003	Ryerson Tull	1,367.50
2/19/2003	Ryerson Tull	3,993.18
2/19/2003	Ryerson Tull	3,932.94
2/19/2003	Ryerson Tull	1,765.50
2/19/2003	Ryerson Tull	1,634.28
2/19/2003	Ryerson Tull	1,457.99
2/19/2003	Ryerson Tull	841.70
2/19/2003	Ryerson Tull	3,030.13
2/19/2003	Ryerson Tull	2,666.36
2/19/2003	Stulz Sickles Steel Co	9,411.77
2/19/2003	Stulz Sickles Steel Co	2,835.80
2/19/2003	Stulz Sickles Steel Co	8,571.85
2/19/2003	Timpte, Inc	4,492.22
2/19/2003	Timpte, Inc	16,405.85
2/19/2003	Timpte, Inc	8,202.92
2/19/2003	Triangle Auto Spring	7,409.78
2/19/2003	Triangle Auto Spring	3,758.27
2/19/2003	Triangle Auto Spring	4,033.16
2/19/2003	Triangle Auto Spring	4,524.66
2/19/2003	Triangle Auto Spring	3,771.39
2/19/2003	Triangle Auto Spring	7,295.65
2/19/2003	Triangle Auto Spring	7,370.95
2/19/2003	Triangle Auto Spring	2,486.61
2/19/2003	Triangle Auto Spring	4,262.58
2/19/2003	Triangle Auto Spring	7,519.19
2/19/2003	Triangle Auto Spring	7,542.77
2/19/2003	Triangle Auto Spring	7,456.94
2/19/2003	Wausau Steel Corporation	7,853.49
2/19/2003	Wausau Steel Corporation	3,029.40
2/19/2003	Webster Mfg Co	7,493.94
2/19/2003	West Va Steel Company	7,372.22
2/20/2003	Ceco Buildings - Midwest	5,240.68
2/20/2003	Ceco Buildings - Midwest	3,109.81
2/20/2003	Ceco Buildings - Midwest	3,328.67
2/20/2003	Ceco Buildings - Midwest	2,780.52
2/20/2003	Ceco Buildings - Midwest	1,594.26
2/20/2003	Ceco Buildings - Midwest	1,310.17
2/20/2003	Ceco Buildings - Midwest	7,399.05
2/20/2003	Ceco Buildings - Midwest	6,377.04
2/20/2003	Frederick Steel Co	7,070.32
2/20/2003	Industrial Silicon Antitrust	2,561.56
2/20/2003	Jack W Mehalko	859.82
2/20/2003	Kinston Neuse Corporation	7,321.90
2/20/2003	Russel Metals - Bahcall Group	7,799.88
2/20/2003	Triad Metals International	2,552.67
2/20/2003	Triad Metals International	2,090.85
2/20/2003	Trinity Ind Railcar Purch Ste	8,944.37
2/20/2003	Utility Trailer Mfg Co	12,070.51
2/21/2003	Acier Leroux Inc	48,558.17
2/21/2003	Consumer Steel Products Co	14,724.51
2/21/2003	Osmundson Mfg Co	3,614.93
2/24/2003	Benjamin Steel	1,270.32
2/24/2003	Benjamin Steel	1,023.57
2/24/2003	Benjamin Steel	1,510.57
2/24/2003	Benjamin Steel	668.77
2/24/2003	Benjamin Steel	691.72
2/24/2003	Benjamin Steel	2,652.92
2/24/2003	Ceco Buildings - Eastern	1,871.90
2/24/2003	Ceco Buildings - Southern	1,265.23
2/24/2003	Ceco Buildings - Southern	1,392.30
2/24/2003	Ceco Buildings - Southern	1,698.30
2/24/2003	Ceco Buildings - Southern	1,698.30
2/24/2003	Contractors Steel Company	1,953.44
2/24/2003	Contractors Steel Company	7,822.66
2/24/2003	Crown Equipment Corp.	3,215.51
2/24/2003	Crown Equipment Corp.	163.87
2/24/2003	Crown Equipment Corp.	698.59
2/24/2003	Crown Equipment Corp.	682.01
2/24/2003	Crown Equipment Corp.	1,380.60
2/24/2003	Ferro Union Inc.	1,259.70
2/24/2003	Ferro Union Inc.	13,311.32
2/24/2003	General Bearing Corp	8,643.43
2/24/2003	Great Dane Trailers	16,119.61
2/24/2003	Oscar Winski Inc	9,254.45
2/24/2003	Rexnord Corporation	3,703.10
2/24/2003	Rexnord Corporation	4,557.53
2/24/2003	Rexnord Corporation	4,379.50
2/24/2003	Ryerson / Tull Procurement Cor	8,318.04
2/24/2003	Ryerson Tull	3,857.22
2/24/2003	Ryerson Tull	2,359.87
2/24/2003	Ryerson Tull	2,121.44
2/24/2003	Ryerson Tull / Procurement Cor	1,412.01
2/24/2003	Ryerson Tull Procurement Corp	5,757.70
2/24/2003	Ryerson Tull Procurement Corp	1,952.52
2/24/2003	Ryerson Tull Procurement Corp	1,727.30
2/24/2003	Ryerson Tull Procurement Corp	1,276.88
2/24/2003	Ryerson Tull Procurement Corp	1,841.94
2/24/2003	Ryerson Tull Procurement Corp	1,412.01
2/24/2003	Ryerson Tull Procurement Corp	1,152.09
2/24/2003	Ryerson Tull Procurement Corp	1,741.99
2/24/2003	Ryerson Tull Procurement Corp	4,064.17
2/24/2003	Ryerson Tull Procurement Corp.	895.59
2/24/2003	Ryerson/ Tull Procurement Corp	7,564.32
2/24/2003	Ryerson/ Tull Procurement Corp	6,949.26
2/24/2003	Security Steel Supply Co	7,100.58
2/24/2003	Triad Metals International	1,919.48
2/24/2003	Triad Metals International	4,838.20
2/24/2003	Triad Metals International	1,264.80
2/24/2003	Triad Metals International	3,388.03
2/24/2003	Triad Metals International	1,051.11
2/24/2003	Triad Metals International	1,739.10
2/24/2003	Triad Metals International	4,998.43
2/24/2003	Trinity Rail Group	1,632.58
2/24/2003	Trinity Rail Group	5,399.39
2/24/2003	Trinity Rail Group	2,720.95
2/24/2003	Trinity Rail Group	5,611.41
2/24/2003	Trinity Rail Group	5,539.52
2/24/2003	Trinity Rail Group	2,466.12
2/24/2003	Valk Manufacturing Co	802.98
2/24/2003	Valk Manufacturing Co	7,212.34
2/24/2003	Valk Manufacturing Co	9,237.62
2/24/2003	Valk Manufacturing Co	3,590.88
2/24/2003	Valk Manufacturing Co	3,318.27
2/25/2003	American Railcar Industries In	10,019.02
2/25/2003	Ashland Emergency	77.00
2/25/2003	Schnitzer Steel	0.50
2/25/2003	Steel Built Corp	7,674.48
2/25/2003	Steel Built Corp	7,632.86
2/25/2003	Steel Built Corp	4,535.75
2/25/2003	Steel Built Corp	3,069.79
2/25/2003	Valley Blades Limited	9,703.12
2/26/2003	American Car And Foundry	7,118.44
2/26/2003	American Car And Foundry	2,018.64
2/26/2003	Ameristeel Bright Bar Inc.	13,032.75
2/26/2003	Ameristeel Bright Bar Inc.	13,032.75
2/26/2003	Amtex Steel Inc	8,900.93
2/26/2003	Amtex Steel Inc	10,747.40
2/26/2003	Amtex Steel Inc	1,444.32
2/26/2003	Amtex Steel Inc	6,241.74
2/26/2003	Amtex Steel Inc	1,458.60
2/26/2003	Amtex Steel Inc	6,602.79
2/26/2003	Amtex Steel Inc	3,765.74
2/26/2003	Amtex Steel Inc	9,845.23
2/26/2003	Ceco Buildings - Eastern	1,375.77
2/26/2003	Ceco Buildings - Eastern	1,331.71
2/26/2003	Ceco Buildings - Eastern	1,552.03
2/26/2003	Ceco Buildings - Midwest	7,101.16
2/26/2003	Cincinnati Inc.	2,767.99
2/26/2003	Cutting Specialist Inc	6,213.73
2/26/2003	Cutting Specialist Inc	1,046.62
2/26/2003	Cutting Specialist Inc	3,139.85
2/26/2003	Cutting Specialist Inc	6,639.14
2/26/2003	Earle M Jorgensen Co (Emj)	1,337.71
2/26/2003	Earle M Jorgensen Co (Emj)	2,430.86
2/26/2003	Earle M Jorgensen Co (Emj)	1,464.90
2/26/2003	Earle M Jorgensen Co (Emj)	855.85
2/26/2003	Earle M Jorgensen Co (Emj)	1,664.64
2/26/2003	Earle M Jorgensen Co (Emj)	1,700.34
2/26/2003	Earle M Jorgensen Co (Emj)	1,185.05
2/26/2003	Earle M Jorgensen Co (Emj)	1,638.20
2/26/2003	Earle M Jorgensen Co (Emj)	1,378.89
2/26/2003	Earle M Jorgensen Co (Emj)	7,894.74
2/26/2003	Earle M Jorgensen Co (Emj)	2,466.76
2/26/2003	Earle M Jorgensen Co (Emj)	2,796.50
2/26/2003	Earle M Jorgensen Co (Emj)	1,025.71
2/26/2003	Earle M Jorgensen Co (Emj)	3,074.39
2/26/2003	Earle M Jorgensen Co (Emj)	5,593.00
2/26/2003	Earle M Jorgensen Co (Emj)	885.41
2/26/2003	Earle M Jorgensen Co (Emj)	1,450.69
2/26/2003	Earle M Jorgensen Co (Emj)	2,293.10
2/26/2003	Earle M Jorgensen Co (Emj)	782.68
2/26/2003	Earle M Jorgensen Co (Emj)	866.11
2/26/2003	Earle M Jorgensen Co (Emj)	674.27
2/26/2003	Earle M Jorgensen Co (Emj)	796.08
2/26/2003	Earle M Jorgensen Co (Emj)	9,060.00
2/26/2003	Earle M Jorgenson Co (Emj)	815.79
2/26/2003	Earle M Jorgenson Co (Emj)	3,210.40
2/26/2003	Earle M Jorgenson Co (Emj)	2,560.61
2/26/2003	Earle M Jorgenson Co (Emj)	2,507.37
2/26/2003	Haven Steel	3,236.80
2/26/2003	Haven Steel	5,101.50
2/26/2003	Haven Steel	1,629.23
2/26/2003	J Rubin & Co.	7,575.00
2/26/2003	J Rubin & Co.	2,916.01
2/26/2003	J Rubin & Co.	3,004.19
2/26/2003	J Rubin & Co.	1,361.45
2/26/2003	J Rubin & Co.	7,882.56
2/26/2003	J Rubin & Co.	6,884.59
2/26/2003	Jeffrey Chain	2,297.47
2/26/2003	Kinston Neuse Corporation	6,279.69
2/26/2003	Klein Steel Service	2,293.48
2/26/2003	Klein Steel Service	2,374.56
2/26/2003	Klein Steel Service	1,542.24
2/26/2003	Klein Steel Service	893.52
2/26/2003	Kooima Company	7,570.31
2/26/2003	Landoll Corp	2,340.40
2/26/2003	Landoll Corp	2,589.01
2/26/2003	Liebovich Steel & Aluminum Co	1,738.08
2/26/2003	Liebovich Steel & Aluminum Co	3,818.88
2/26/2003	Liebovich Steel & Aluminum Co	1,106.19
2/26/2003	Liebovich Steel & Aluminum Co	1,738.08
2/26/2003	Mcallister Spring Ltd	9,144.24
2/26/2003	Mcallister Spring Ltd	9,286.10
2/26/2003	Mcallister Spring Ltd	6,085.22
2/26/2003	Mcneilus Steel	1,713.60
2/26/2003	Mcneilus Steel	3,735.75
2/26/2003	Mcneilus Steel	4,929.66
2/26/2003	Oneal Steel Inc	1,007.76
2/26/2003	Oneal Steel Inc	6,868.68
2/26/2003	Oneal Steel Inc	1,783.37
2/26/2003	Oneal Steel Inc	16,050.32
2/26/2003	Oneal Steel Inc	3,566.73
2/26/2003	Oneal Steel Inc	16,050.32
2/26/2003	Oneal Steel Inc	12,483.58
2/26/2003	Oneal Steel Inc	914.08
2/26/2003	Oneal Steel Inc	1,325.34
2/26/2003	Oneal Steel Inc	1,041.42
2/26/2003	Oneal Steel Inc	828.40
2/26/2003	Oneal Steel Inc	865.12
2/26/2003	Oneal Steel Inc	1,041.42
2/26/2003	Oneal Steel Inc	848.96
2/26/2003	Oneal Steel Inc	1,975.05
2/26/2003	Oneal Steel Inc	4,656.87
2/26/2003	Oneal Steel Inc	797.52
2/26/2003	Oneal Steel Inc	1,622.66
2/26/2003	Oneal Steel Inc	6,081.83
2/26/2003	Oneal Steel Inc	2,916.06
2/26/2003	Ryerson Tull	833.79
2/26/2003	Ryerson Tull	3,989.26
2/26/2003	Ryerson Tull	2,995.29
2/26/2003	Ryerson Tull	3,955.48
2/26/2003	Ryerson Tull	2,684.46
2/26/2003	Ryerson Tull	1,370.88
2/26/2003	Ryerson Tull	2,190.96
2/26/2003	Ryerson Tull	2,190.96
2/26/2003	Ryerson Tull	2,754.00
2/26/2003	Ryerson Tull	41,780.65
2/26/2003	Ryerson Tull	7,086.10
2/26/2003	Security Steel Supply Co	1,758.31
2/26/2003	Security Steel Supply Co	1,942.08
2/26/2003	Security Steel Supply Co	2,704.17
2/26/2003	Security Steel Supply Co	7,843.62
2/26/2003	Triangle Auto Spring	7,186.24
2/26/2003	Triangle Auto Spring	1,253.20
2/26/2003	Triangle Auto Spring	5,977.53
2/26/2003	Triangle Auto Spring	8,933.04
2/26/2003	Triangle Auto Spring	7,222.08
2/26/2003	Triangle Auto Spring	1,203.68
2/26/2003	Triangle Auto Spring	6,082.07
2/26/2003	Triangle Auto Spring	3,771.39
2/26/2003	Triangle Auto Spring	3,735.59
2/26/2003	Triangle Auto Spring	7,459.83
2/26/2003	Triangle Auto Spring	3,639.67
2/26/2003	Triangle Auto Spring	3,689.75
2/26/2003	Triangle Auto Spring	7,516.53
2/26/2003	Triangle Auto Spring	4,625.93
2/26/2003	Triangle Auto Spring	2,371.01
2/26/2003	Triangle Auto Spring	7,352.07
2/26/2003	Triangle Auto Spring	7,326.59
2/26/2003	Triangle Auto Spring	6,540.19
2/26/2003	Truck Fax Inc	12,811.70
2/26/2003	Valk Manufacturing Co	2,703.69
2/26/2003	Valk Manufacturing Co	4,461.09
2/26/2003	Valk Manufacturing Co	4,393.50
2/26/2003	Valk Manufacturing Co	1,350.41
2/26/2003	Valk Manufacturing Co	1,575.50
2/26/2003	Valk Manufacturing Co	3,643.19
2/26/2003	Valk Manufacturing Co	2,813.30
2/26/2003	Valk Manufacturing Co	7,476.56
2/26/2003	Webster Mfg Co	6,940.59
2/26/2003	Westerncullenhayes Inc	5,749.86
2/26/2003	Westerncullenhayes Inc	5,901.62
2/26/2003	Wire Transfer - Fifth Third Hourly Payroll	5,000.00
2/27/2003	Cascade Corporation	7,577.92
2/27/2003	Engines Inc	5,654.88
2/27/2003	Haultec Trailers	15,105.75
2/27/2003	Haven Steel	9,775.35
2/27/2003	Wire Transfer - Fifth Third Salary Payroll	5,000.00
2/28/2003	Acier Leroux	1,517.76
2/28/2003	Acier Leroux	711.45
2/28/2003	Acier Leroux	3,890.69
2/28/2003	Acier Leroux Inc	959.31
2/28/2003	Acier Leroux Inc	1,321.39
2/28/2003	Acier Leroux Inc	2,918.02
2/28/2003	Acier Leroux Inc	688.50
2/28/2003	Acier Leroux Inc	6,112.35
2/28/2003	Acier Leroux Inc	1,459.01
2/28/2003	Acier Leroux Inc	734.40
2/28/2003	Acier Leroux Inc	5,603.38
2/28/2003	Acier Leroux Inc	3,035.52
2/28/2003	Acier Leroux Inc	2,909.04
2/28/2003	Acier Leroux Inc	4,240.40
2/28/2003	Acier Leroux Inc	1,762.69
2/28/2003	Acier Leroux Inc	1,475.60
2/28/2003	Acier Leroux Inc	1,220.47
2/28/2003	Acier Leroux Inc	1,422.90
2/28/2003	Acier Leroux Inc	1,262.25
2/28/2003	Alro Steel Corp	87,733.60
2/28/2003	Benjamin Steel	734.88
2/28/2003	Benjamin Steel	856.31
2/28/2003	Benjamin Steel	2,715.14
2/28/2003	Benjamin Steel	874.68
2/28/2003	Benjamin Steel	3,304.36
2/28/2003	Bobby Fannin	346.57
2/28/2003	Bottoms Engineering Co	19,937.83
2/28/2003	Coby Bowling	960.33
2/28/2003	Curtis Click	332.68
2/28/2003	David Withrow	332.68
2/28/2003	Donald Offill	346.57
2/28/2003	Donald Spurlock	359.63
2/28/2003	Edward Scott	724.52
2/28/2003	Floyd Smith	346.57
2/28/2003	Fred Chaffin	332.68
2/28/2003	Haven Steel	7,707.00
2/28/2003	Henry Isaacs	344.85
2/28/2003	James Barker	346.57
2/28/2003	Jt Ryerson	1,525.92
2/28/2003	Jt Ryerson	1,361.36
2/28/2003	Jt Ryerson	1,649.34
2/28/2003	Jt Ryerson	1,468.80
2/28/2003	Jt Ryerson	1,972.00
2/28/2003	Liebovich Steel & Aluminum Co	3,398.93
2/28/2003	Liebovich Steel & Aluminum Co	847.01
2/28/2003	Liebovich Steel & Aluminum Co	1,738.08
2/28/2003	Liebovich Steel & Aluminum Co	1,782.14
2/28/2003	Liebovich Steel & Aluminum Co	8,320.48
2/28/2003	Liebovich Steel & Aluminum Co	10,476.45
2/28/2003	Liebovich Steel & Aluminum Co	1,671.17
2/28/2003	Liebovich Steel & Aluminum Co	2,201.36
2/28/2003	Liebovich Steel & Aluminum Co	976.14
2/28/2003	Liebovich Steel & Aluminum Co	3,720.96
2/28/2003	Marlene Kiser	362.85
2/28/2003	Oneal Steel Inc	1,876.80
2/28/2003	Oneal Steel Inc	1,551.25
2/28/2003	Oneal Steel Inc	893.52
2/28/2003	Oneal Steel Inc	2,284.48
2/28/2003	Oneal Steel Inc	1,570.64
2/28/2003	Oneal Steel Inc	7,869.83
2/28/2003	Oneal Steel Inc	2,651.76
2/28/2003	Oneal Steel Inc	4,656.84
2/28/2003	Oneal Steel Inc	862.41
2/28/2003	Oneal Steel Inc	1,865.83
2/28/2003	Ronald Woods	665.38
2/28/2003	Ryerson Tull	4,596.48
2/28/2003	Ryerson Tull	1,946.16
2/28/2003	Ryerson Tull	2,790.72
2/28/2003	Ryerson Tull	4,088.16
2/28/2003	Ryerson Tull	5,802.94
2/28/2003	Ryerson Tull	2,249.98
2/28/2003	Ryerson Tull	1,991.14
2/28/2003	Ryerson Tull	4,672.74
2/28/2003	Ryerson Tull	960.25
2/28/2003	Ryerson Tull	1,351.30
2/28/2003	Shirley Corey	347.53
2/28/2003	Tom Dalton	724.52
2/28/2003	Vanguard Steel Ltd.	3,219.08
2/28/2003	Vanguard Steel Ltd.	3,545.03
2/28/2003	Vanguard Steel Ltd.	2,568.47
2/28/2003	Vanguard Steel Ltd.	2,791.22
2/28/2003	Vanguard Steel Ltd.	4,647.27
2/28/2003	Vanguard Steel Ltd.	6,574.23
2/28/2003	Vanguard Steel Ltd.	(1,449.54)
2/28/2003	Vanis Shavers	724.52
2/28/2003	William C Burke	692.33
Unknown	Voided Checks - Bank One Health Benefits	4.95
Unknown	Voided Checks - Bank One Worker Compensation	1,534.95

	Total Receipts:	$3,987,204.06

A.  Statement of Receipts and Disbursements (continued)

DISBURSEMENTS:

DATE	CHECK NO.	PAYEE	DESCRIPTION	AMOUNT
2/12/2003	Wire	Hourly Payroll	Payroll	$7,829.51
2/12/2003	Wire	Transfer 401K	Payroll	381.82
2/14/2003	Wire	Salary Payroll	Payroll	42,489.05
2/14/2003	Wire	Service Charge - Hourly Payroll	Payroll service charge	529.33
2/14/2003	Wire	Transfer 401K	Payroll	3,959.09
2/19/2003	Wire	Hourly Payroll	Payroll	7,171.21
2/19/2003	Wire	Navigant Consulting	Professional Fees	42,573.00
2/19/2003	Wire	Transfer 401K	Payroll	187.26
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	5,114.56
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	9,534.31
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	5,114.48
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	999.54
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	1,358.07
2/19/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	999.54
2/25/2003	Wire	KIT Withholding	Withholding	4,861.01
2/26/2003	Wire	Fifth Third Hourly Payroll	Payroll	5,000.00
2/26/2003	Wire	Hourly Payroll	Payroll	7,101.12
2/26/2003	Wire	Transfer 401K	Payroll	167.37
2/26/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	899.48
2/26/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	1,243.79
2/26/2003	Wire	Transfer 941 P/R Taxes	Payroll taxes	899.48
2/27/2003	Wire	Fifth Third Salary Payroll	Payroll	5,000.00
2/27/2003	Wire	Horsehead Resource Development Co.	Bag house dust removal	18,620.00
2/27/2003	Wire	IVS Hydro Inc.	Bag house dust removal	2,800.00
2/28/2003	Wire	Salary Payroll	Payroll	26,188.39
2/28/2003	Wire	Transfer 401k	Payroll	1,265.56
2/13/2003	85200	United Energy	Fuel	759.23
2/14/2003	Wire	Business Wire	Press release	638.50
2/14/2003	85203	Pamela Johnson	Child support	194.66
2/14/2003	85201	United States Postal Service	Postal fees	1,000.00
2/17/2003	85204	Ashland Winco Supply Co.	Sump Pump	225.06
2/24/2003	85205	United Energy	Fuel	6,776.10
2/25/2003	Wire	Navigant Consulting, Inc.	Professional fees	32,378.00
2/27/2003	85206	Boyd County Domestic Relations	Child support	110.53
2/27/2003	85213	Canada Life Insurance	Employee life insurance	12,142.20
2/27/2003	85210	CNA	Employee Disability	1,279.49
2/27/2003	85207	Division of Child Support	Child support	100.00
2/27/2003	85214	Jeb Ryder	Misc.	102.17
2/27/2003	85208	Kenesco Credit Union	Withholding	3,090.00
2/27/2003	85218	MetLife	Employee Disability	167.20
2/27/2003	85219	Standard Insurance Co.	Employee life insurance	1,470.06
2/27/2003	85216	Susan Sweeney	Child support	160.00
2/27/2003	85209	YMCA	Withholding	10.00
2/28/2003	85224	Aramark	Withholding	7.19
2/28/2003	85220	Arthur McCullough	Employee expenses	59.00
2/28/2003	85225	Boyd County Domestic Relations	Child support	331.59
2/28/2003	85226	Boyd County United Way	Withholding	70.00
2/28/2003	85227	Division of Child Support	Child support	300.00
2/28/2003	Wire	IBM	Lease on Computer	2,274.79
2/28/2003	85230	Jeb Ryder	Misc.	86.47
2/28/2003	85228	Kenesco Employees Credit Union	Withholding	7,813.00
2/28/2003	85229	Kentucky State Treasurer	Licensing Permit	390.00
2/28/2003	85231	Lorna Saylor	Employee expenses	7.75
2/28/2003	85232	Pamela Kay Johnson	Child support	194.66
2/28/2003	85221	United Steel Workers of America	Withholding	1,718.93
2/28/2003	85233	YMCA	Withholding	59.00
Various	InterBank	Workers Compensation Reserve	Reserve Account	950,000.00
Various	InterBank	Secured Debt Paydown*	Debt Repayment	2,871,794.48

			Total Disbursements:	$4,097,997	.03l

			Ending Balance:	$226,782.22

* Represents total paydown of the senior secured debt from February 6, 2003 to March 1, 2003

B.  Transfers of Property
(Give description of property and to whom transferred and amount received)
NONE

C.  Withdrawals
(If individual proprietor, what personal withdrawals have you made during the period? If debtor is a partnership or corporation, what withdrawals in any form have been made by any member of the partnership or by any officer or stockholder of the corporation?)
NONE

D.  Statement of Income

1. Income from Operations	$2,589,789
2. Income Other than from Operations
Source:
Interest Income	--
Amortization of Deferred Gain	8,384
Miscellaneous	2,566

Total Income Other than from Operations:	$10,950

3. Total Income	$2,600,739

4. Expenses (list expenses for the period)
Description:
Cost of Goods Sold	(3,089,476)
Selling & Administrative Expenses	(370,304)
Interest Expense	(2,060)
Write-off of Deferred Financing Fee	(545,404)
Write-off of Other Deferred Charges	(52,749)

Total Expenses:	$(4,059,993)

5. Net Income (Loss)	$(1,459,254)

E. Statement of Assets and Liabilities	March 1, 2003

Assets:
1. Cash	$226,782
2. Securities and Other Short Term Liquid Assets	--
3. Accounts Receivable	8,478,039
4. Inventory (State method of valuation.)	7,815,001
5. Other Current Assets:
Restricted Cash	1,705,000
Operating Supplies, Rolls, Molds, etc	4,203,699
Prepaid Expenses	2,462,924
Other Assets	61,294

Total Other Current Assets	$8,432,917
6. Long Term Assets:
Other Noncurrent Assets	304,232
Property, Plant and Equipment	19,452,338

Total Long Term Assets	$19,756,570

TOTAL ASSETS	$44,709,309

Liabilities:
1. Accounts Payable	$7,716,816
2. Current Liabilities:
Line of Credit	11,499,244
Accrued Salaries and Wages	1,275,446
Principle Payments Due in One Year on Long Term Debt	16,284,667
Accrued Interest Payable	143,600
Other Accrued Expenses	2,929,150

Total Current Liabilities	$32,132,107
3. Long-term Liabilities:
Deferred Gain on Sale-Leaseback	537,969
4. Taxes Payable	--
5. Other Liabilities (Identify)	--
Equity
Common Stock	$50,516
Additional Paid in Capital	15,817,342
Treasurey Stock	(4,309,397)
Retained Earnings	$(7,236,044)

Total Shareholders Equity	$4,322,417

TOTAL LIABILITIES	$44,709,309

F.  State the amounts of deductions for all taxes required to be withheld of paid for and in behalf of employees of the debtor and the place where these amounts are deposited. (For example: withholding, Social Security, unemployment)
(As of March 1, 2003)

Tax: FICA - Salary
Amount of Deduction: $3,127.01
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Tax: FICA - Hourly
Amount of Deduction: $1,643.76
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Tax: Federal Income Tax
Amount of Deduction: $8,190.06
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Tax: Kentucky State Income Tax
Amount of Deduction: $3,510.82
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Tax: West Virginia State Income Tax
Amount of Deduction: $400.26
Name of Depository: National City Bank
Address of Depository: P.O. Box 36000, Louisville, KY 40233-6000

Tax: Ohio State Income Tax
Amount of Deduction: $94.63
Name of Depository: National City Bank
Address of Depository: P.O. Box 36000, Louisville, KY 40233-6000

Tax: FICA Matching - Hourly
Amount of Deduction: $1,643.76
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Tax: FICA Matching - Salary
Amount of Deduction: $3,127.05
Name of Depository: Bank One
Address of Depository: 1000 Fifth Avenue, Huntington, WV 25701

Is the debtor current on all payments due for post-petition taxes required to be withheld or paid for and in behalf of employees of the debtor?
YES
If the answer is "no", identify taxing authorities and amount due.

G.  Is the debtor current on all post-petition obligations other than those listed in “F” above?
YES
If the answer is “no”, identify the creditors and amounts due.

H.  State the name and location of each entity holding money belonging to the estate, along with the amount deposited or invested and the name and number of each account. Also, list the names of those persons authorized to withdraw money from the accounts.
(As of March 1, 2003.)

NAME OF INSTITUTION	ADDRESS OF OF INSTITUTION	ACCOUNT NAME AND NUMBER	AMOUNT	AUTHORIZED TO WITHDRAW
Kentucky Electric Steel, Inc.	US Route 60 West Ashland, KY 41101	Petty Cash	$ 1,700.00	Kevin Bair, Jeb Ryder
National City Bank of Kentucky	301 East Main Lexington, KY 40507	Triton Group LTD., NSUBI, Inc Acct No. 40 90-K001-00-7	$ 137,355.84	William J. Jessie
Bank One	1000 Fifth Avenue Huntington, WV 25701	Kentucky Electric Steel Acct Nos. 626225668, 626225676	$ 82,143.90	William J. Jessie, Kevin Bair, Jeb Ryder
National City Bank	P.O. Box 36000 Louisville, KY 40233-6000	NCB KY Cash Collateral Account Acct No. 754119200	$ 300,000.00	William J. Jessie, Kevin Bair
National City Bank	P.O. Box 36000 Louisville, KY 40233-6000	Kentucky Electric Steel, Inc. Acct No. 39353008	$ 175.88	William J. Jessie, Kevin Bair
National City Bank Line of Credit	P.O. Box 36000 Louisville, KY 40233-6000	Kentucky Electric Steel, Inc. Acct No. 70936836	$ (11,499,243.69)	William J. Jessie, Kevin Bair, Jeb Ryder
Fifth Third Bank	P.O. Box 910 Hillsboro, OH 45133	Salary Payroll Acct No. 734-04006	$ 2,317.87	William J. Jessie,
Fifth Third Bank	P.O. Box 910 Hillsboro, OH 45133	Hourly Payroll Acct No. 734-04022	$ 2,088.73	William J. Jessie,
National City Bank	P.O. Box 36000 Louisville, KY 40233-6000	Self Insured Medical Claims Acct Acct. No. 754202063	$ 455,000.00	William J. Jessie,
National City Bank	P.O. Box 36000 Louisville, KY 40233-6000	Workers Compensation Acct No. 754202055	$ 950,000.00	William J. Jessie,
Bank One	1000 Fifth Avenue Huntington, WV 25701	Office Account Acct. No. 626225320	$ 1,000.00	William J. Jessie, Kevin Bair

Is each of the entities listed above a proper depository for estate funds as required by 11 USC § 345?
YES
If not, note exceptions:

I.   Has any pre-petition insurance coverage lapsed or been revoked? If so, state the name of the insurer, policy number, kind of coverage and expiration date.
NO

J.  Have any pre-petition unsecured debts been paid? If so, state the name of the creditor and amount paid.

Kenesco Credit Union	$3,090.00
YMCA	10.00

Total:	$3,100.00

K.  Have any priority pre-petition debts been paid? If so, state the name of the creditor and amount paid.

Pamela Johnson	$97.33
Boyd County Domestic Relations	110.53
Division of Child Support	100.00
Jeb Ryder	102.17
Susan Sweeney	160.00

Total:	$570.03

PREPARER'S CERTIFICATE

As preparer of the foregoing financial report, I hereby certify under penalty of perjury that the information contained therein is truthful, complete and accurate to the best of my knowledge.

Dated: March 10, 2003

/s/ William J. Jessie, VP & CFO
Preparer's Signature
William J. Jessie
Preparer's Name (Printed)